                                                                Exhibit 99(m)(2)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $13,608.07
                     = $300,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $11,021.06
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   461.72
- Mortality & Expense Charge****     $   126.86
+ Hypothetical Rate of Return*****     ($149.41)
                                     ----------
=                                    $   13,608  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
 1      $ 38.43
 2      $ 38.44
 3      $ 38.45
 4      $ 38.46
 5      $ 38.46
 6      $ 38.47
 7      $ 38.48
 8      $ 38.49
 9      $ 38.50
10      $ 38.51
11      $ 38.51
12      $ 38.52
Total   $461.72

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
 1       ($12.75)
 2       ($12.70)
 3       ($12.64)
 4       ($12.59)
 5       ($12.53)
 6       ($12.48)
 7       ($12.42)
 8       ($12.37)
 9       ($12.31)
10       ($12.26)
11       ($12.20)
12       ($12.15)
Total   ($149.41)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =

Year 5 Policy Value         $13,608.07
- Year 5 Surrender Charge   $ 2,703.00
                            ----------
=                           $   10,905 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILL USTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $16,364.18
                     = $300,000

POLICY VALUE:

Year 5 Policy Value =

Policy Value at the end of year 4    $12,853.60
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   458.07
- Mortality & Expense Charge****     $   143.39
+ Hypothetical Rate of Return*****   $   787.04
                                     ----------
=                                    $   16,364 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
 1      $ 38.18
 2      $ 38.18
 3      $ 38.18
 4      $ 38.18
 5      $ 38.18
 6      $ 38.17
 7      $ 38.17
 8      $ 38.17
 9      $ 38.17
10      $ 38.17
11      $ 38.16
12      $ 38.16
Total   $458.07

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
 1       $ 65.25
 2       $ 65.31
 3       $ 65.37
 4       $ 65.43

 5       $ 65.49
 6       $ 65.55
 7       $ 65.62
 8       $ 65.68
 9       $ 65.74
10       $ 65.81
11       $ 65.87
12       $ 65.93
Total    $787.04

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $16,364.18
- Year 5 Surrender Charge       $ 2,703.00
                                ----------
=                               $   13,661 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $19,598.03
                     = $300,000

POLICY VALUE:

Year 5 Policy Value =

Policy Value at the end of year 4    $14,919.49
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**              $175.00
- Monthly Deduction***                  $453.87
- Mortality & Expense Charge****        $162.02
+ Hypothetical Rate of Return*****   $ 1,969.42
                                     ----------
=                                    $   19,598 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
 1      $ 37.90
 2      $ 37.89
 3      $ 37.88
 4      $ 37.86
 5      $ 37.85
 6      $ 37.83
 7      $ 37.82
 8      $ 37.80
 9      $ 37.79
10      $ 37.77
11      $ 37.75
12      $ 37.74
Total   $453.87

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
 1      $  158.80
 2      $  159.74
 3      $  160.69
 4      $  161.65
 5      $  162.61
 6      $  163.58
 7      $  164.56
 8      $  165.55
 9      $  166.55
10      $  167.55
11      $  168.56
12      $  169.58
Total   $1,969.42

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $19,598.03
- Year 5 Surrender Charge       $ 2,703.00
                                ----------
=                               $   16,895  (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $2,000,000 or 222% x $97,936.53
                       = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4     $79,410.57
+ Annual Premium*                     $25,000.00
- Premium Expense Charge**            $ 1,250.00
- Monthly Deduction***                $ 3,236.54
- Mortality & Expense Charge****      $   912.63
+ Hypothetical Rate of Return*****   ($1,074.87)
                                     -----------
=                                     $  97,937 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

 Month         COI
 -----         ---
   1       $  269.37
   2       $  269.43
   3       $  269.49
   4       $  269.56
   5       $  269.62
   6       $  269.68
   7       $  269.74
   8       $  269.81

   9       $  269.87
  10       $  269.93
  11       $  269.99
  12       $  270.05
           ---------
Total      $3,236.54
           =========

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

 Month      Interest
 -----      --------
    1       ($91.71)
    2       ($91.32)
    3       ($90.93)
    4       ($90.54)
    5       ($90.15)
    6       ($89.76)
    7       ($89.37)
    8       ($88.99)
    9       ($88.60)
   10       ($88.21)
   11       ($87.83)
   12       ($87.44)
         ----------
Total    ($1,074.87)
         ==========

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $97,936.53
- Year 5 Surrender Charge       $20,840.00
                                ----------
=                               $   77,097 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $2,000,000 or 222% x $117,779.37
                       = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $92,607.11
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $ 1,250.00
- Monthly Deduction***               $ 3,208.76
- Mortality & Expense Charge****     $ 1,031.66
+ Hypothetical Rate of Return*****   $ 5,662.69
                                     ----------
=                                    $  117,779 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

 Month       COI
 -----       ---
  1      $  267.49
  2      $  267.47
  3      $  267.46
  4      $  267.44
  5      $  267.42
  6      $  267.41
  7      $  267.39
  8      $  267.37
  9      $  267.35
 10      $  267.34
 11      $  267.32
 12      $  267.30
         ---------
Total    $3,208.76
         =========

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

 Month   Interest
 -----   --------
  1      $  469.27
  2      $  469.75
  3      $  470.22
  4      $  470.69
  5      $  471.17
  6      $  471.64
  7      $  472.12
  8      $  472.60
  9      $  473.08
 10      $  473.57
 11      $  474.05
 12      $  474.54
         ---------
Total    $5,662.69
         =========

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $117,779.37
- Year 5 Surrender Charge       $20,840.00
                                ----------
=                               $   96,939 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $2,000,000 or 222% x $141,062.72
                       = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $107,484.06
+ Annual Premium*                    $ 25,000.00
- Premium Expense Charge**           $  1,250.00
- Monthly Deduction***               $  3,176.86
- Mortality & Expense Charge****     $  1,165.83
+ Hypothetical Rate of Return*****   $ 14,171.35
                                     -----------
=                                    $   141,063 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  265.37
2       $  265.26
3       $  265.15
4       $  265.03
5       $  264.92
6       $  264.80
7       $  264.69
8       $  264.57
9       $  264.45
10      $  264.33
11      $  264.21
12      $  264.09
Total   $3,176.86

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ----------
1       $ 1,142.34
2       $ 1,149.17
3       $ 1,156.06
4       $ 1,163.00
5       $ 1,170.00
6       $ 1,177.05
7       $ 1,184.17
8       $ 1,191.34
9       $ 1,198.57
10      $ 1,205.86
11      $ 1,213.20

12      $ 1,220.61
Total   $14,171.35

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $141,062.72
- Year 5 Surrender Charge        $ 20,840.00
                                 -----------
=                                $   120,223  (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $12,560.11
                     = $300,000

POLICY VALUE:

Year 5 Policy Value =

Policy Value at the end of year 4    $10,208.96
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   716.21
- Mortality & Expense Charge****     $   118.31
+ Hypothetical Rate of Return*****     ($139.34)
                                     ----------
=                                    $   12,560 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 52.10
2       $ 52.12
3       $ 52.13

4       $ 52.15
5       $ 52.16
6       $ 52.18
7       $ 52.19
8       $ 52.21
9       $ 52.22
10      $ 52.24
11      $ 52.25
12      $ 52.27
Total   $626.21

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
1       ($12.01)
2       ($11.94)
3       ($11.86)
4       ($11.79)
5       ($11.72)
6       ($11.65)
7       ($11.57)
8       ($11.50)
9       ($11.43)
10      ($11.36)
11      ($11.29)
12      ($11.21)
Total   ($139.34)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $12,560.11
- Year 5 Surrender Charge       $ 2,703.00
                                ----------
=                               $    9,857 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $15,158.24
                     = $300,000

POLICY VALUE:

Year 5 Policy Value =

Policy Value at the end of year 4    $11,943.42
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   711.54
- Mortality & Expense Charge****     $   133.97
+ Hypothetical Rate of Return*****   $   735.34
                                     ----------
=                                    $   15,158 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 51.79
2       $ 51.79
3       $ 51.79
4       $ 51.79
5       $ 51.79
6       $ 51.79
7       $ 51.80
8       $ 51.80
9       $ 51.80
10      $ 51.80
11      $ 51.80
12      $ 51.80
Total   $621.54

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
1        $ 61.48
2        $ 61.44
3        $ 61.41
4        $ 61.37
5        $ 61.33
6        $ 61.30
7        $ 61.26
8        $ 61.22
9        $ 61.19
10       $ 61.15
11       $ 61.11
12       $ 61.07
Total    $735.34

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $15,158.24
- Year 5 Surrender Charge       $ 2,703.00
                                ----------
=                               $   12,455 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $18,212.12
                     = $300,000

POLICY VALUE:

Year 5 Policy Value =

Policy Value at the end of year 4    $13,901.60

+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   706.17
- Mortality & Expense Charge****     $   151.65
+ Hypothetical Rate of Return*****   $ 1,843.34
                                     ----------
=                                    $   18,212 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 51.43
2       $ 51.41
3       $ 51.40
4       $ 51.39
5       $ 51.37
6       $ 51.36
7       $ 51.34
8       $ 51.33
9       $ 51.31
10      $ 51.30
11      $ 51.28
12      $ 51.26
Total   $616.17

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
1       $  149.74
2       $  150.43
3       $  151.12
4       $  151.81
5       $  152.51

6       $  153.22
7       $  153.93
8       $  154.65
9       $  155.38
10      $  156.11
11      $  156.85
12      $  157.59
Total   $1,843.34

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $18,212.12
- Year 5 Surrender Charge       $ 2,703.00
                                ----------
=                               $   15,509 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $86,114.58
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =

Policy Value at the end of year 4    $70,284.10
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $ 1,250.00
- Monthly Deduction***               $ 6,141.82
- Mortality & Expense Charge****        $816.29
+ Hypothetical Rate of Return*****     ($961.41)
                                     ----------
=                                    $   86,115 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  503.35
2       $  503.53
3       $  503.71
4       $  503.88
5       $  504.06
6       $  504.23
7       $  504.41
8       $  504.58
9       $  504.76
10      $  504.93
11      $  505.10
12      $  505.28
Total   $6,051.82

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
1        ($83.36)
2        ($82.77)
3        ($82.18)
4        ($81.59)
5        ($81.00)
6        ($80.41)
7        ($79.82)
8        ($79.23)
9        ($78.64)
10       ($78.06)
11       ($77.47)
12       ($76.89)
Total   ($961.41)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $86,114.58
- Year 5 Surrender Charge       $20,840.00
                                ----------
=                                  $65,275(rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $104,190.05
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =

Policy Value at the end of year 4    $82,379.54
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $ 1,250.00
- Monthly Deduction***               $ 6,094.58
- Mortality & Expense Charge****     $   925.64
+ Hypothetical Rate of Return*****   $ 5,080.73
                                     ----------
=                                    $  104,190(rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
  1     $  500.15
  2     $  500.19
  3     $  500.23
  4     $  500.27
  5     $  500.32
  6     $  500.36
  7     $  500.40
  8     $  500.45

  9     $  500.49
 10     $  500.53
 11     $  500.58
 12     $  500.62
Total   $6,004.58

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
   1    $  426.96
   2    $  426.32
   3    $  425.68
   4    $  425.03
   5    $  424.38
   6    $  423.73
   7    $  423.08
   8    $  422.43
   9    $  421.77
  10    $  421.11
  11    $  420.45
  12    $  419.78
Total   $5,080.73

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $104,190.05
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $    83,350(rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $125,460.52
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =

Policy Value at the end of year 4    $96,046.95
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $ 1,250.00
- Monthly Deduction***               $ 6,040.21
- Mortality & Expense Charge****     $ 1,049.14
+ Hypothetical Rate of Return*****   $12,752.92
                                     ----------
=                                    $  125,461(rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
   1    $  496.53
   2    $  496.41
   3    $  496.29
   4    $  496.16
   5    $  496.04
   6    $  495.92
   7    $  495.79
   8    $  495.67
   9    $  495.54
  10    $  495.41
  11    $  495.29
  12    $  495.16
Total   $5,950.21

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ----------
   1    $ 1,040.50
   2    $ 1,044.43
   3    $ 1,048.40
   4    $ 1,052.40
   5    $ 1,056.43
   6    $ 1,060.50
   7    $ 1,064.60
   8    $ 1,068.73
   9    $ 1,072.90
  10    $ 1,077.10
  11    $ 1,081.33
  12    $ 1,085.61
Total   $12,752.92

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $125,460.52
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $   104,621(rounded to the nearest dollar)